UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2026(August 11, 2026)

Evolution Metals & Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4040 NE 2nd Ave, Suite 349

Miami, Florida 33137

(Address and zip code of principal executive offices)

561-225-3205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of General Thomas A. Bussiere (ret.) to the Board of Directors

On August 13, 2026, the Board of Directors (the “Board”) of Evolution Metals & Technologies Corp. (the “Company” or “EM&T”) appointed General Thomas A. Bussiere (ret.), former Commander of U.S. Strategic Command, to serve as an independent member of the Board, effective immediately. General Bussiere was also appointed by the EM&T Board to serve as a member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee of the Board. General Bussiere was appointed as a Class I Director.

General Bussiere brings to the Board more than 40 years of distinguished executive and military leadership experience directing complex global operations, managing enterprise risk, leading large-scale organizations, and executing high-stakes strategic initiatives. Most recently, General Bussiere served as a four-star General in the United States Air Force and as Commander of Air Force Global Strike Command from 2022 to 2025, where he led an organization of more than 33,000 personnel responsible for the defense infrastructure, strategic operations, critical asset oversight, and modernizing multi-billion-dollar technological and enterprise systems across United States strategic forces.

Prior to leading Air Force Global Strike Command, General Bussiere served as Deputy Commander of U.S. Strategic Command from 2020 to 2022, where he co-directed the operational infrastructure and strategic joint-force command of a global enterprise responsible for some of the United States’ most critical strategic missions. Throughout his 40-year career, General Bussiere held numerous senior command and leadership positions involving multinational operations, advanced technology programs, strategic planning, safety and compliance, organizational transformation, and coordination across government agencies and international partners.

General Bussiere is also a command pilot with more than 3,400 flight hours across multiple advanced aircraft, including the F-22 Raptor, the F-15 Eagle, the B-1B Lancer and the B-2A Spirit. He holds a Bachelor of Science in Business Management from Norwich University and multiple graduate degrees, including a Master of Strategic Studies from the U.S. Army War College. His full biography is contained on the U.S. Air Force website: https://www.af.mil/About-Us/Biographies/Display/Article/108798/thomas-a-bussiere/

The Board believes that General Bussiere’s extensive experience in enterprise leadership, strategic execution, risk management, operational excellence, technology modernization, and leading complex organizations in mission-critical environments will provide significant additional perspective and expertise to the Board as the Company continues to execute its strategic growth initiatives.

No arrangements or understandings exist between General Bussiere and any other persons pursuant to which the Board selected General Bussiere as a director.

General Bussiere maintains no family relationships with any director, nominee for director, or executive officer of the Company. Furthermore, General Bussiere has no direct or indirect material interest in any transaction or currently proposed transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.

General Bussiere will be eligible to receive compensation for his service on the Board and its committees in accordance with the Company’s existing non-employee director compensation program, as in effect from time to time.

Board Committee Updates; Resignation

Effective August 12, 2026, the Board appointed Saul Locker to serve as Chairman of the Audit Committee.

Effective August 11, 2026, Thomas Stoddard resigned from the Board and, in connection with his resignation, ceased serving as Chairman of the Audit Committee and as a member of the Compensation Committee and Nominating and Corporate Governance Committee.

Item 7.01 Regulation FD Disclosure

On August 13, 2026, the Company issued a press release announcing the appointment of General Thomas A. Bussiere (ret.) to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of EM&T and may include, without limitation, statements regarding EM&T’s strategy, business plans, growth opportunities, projected financial information, expected production capacities, anticipated market demand, regulatory developments, and other future events or conditions. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” “plan,” “project,” “target,” “forecast,” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, EM&T’s ability to execute its business plan, obtain financing, construct and scale facilities, secure feedstock and offtake agreements, obtain necessary permits and regulatory approvals, manage supply chain disruptions, respond to competitive pressures, address geopolitical and macroeconomic risks, and other risks described in EM&T’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made. EM&T undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press Release dated August 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2026

Evolution Metals & Technologies Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Financial Officer and Chief Operating Officer

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